Exhibit 10.38

SEVENTH ADDENDUM

TO

CREDIT AGREEMENT

This Seventh Addendum to Credit Agreement (“Seventh Addendum”) is made this 15th day of February, 2012, between Wells Fargo Bank, National Association (“Bank”) and Cancer Genetics, Inc. (“Borrower”).

RECITALS:

A.	The Bank and the Borrower entered into a Credit Agreement, dated April 29, 2008 (the “Credit Agreement”), as amended by a First Addendum to Credit Agreement dated July 7, 2008; a Second Addendum to Credit Agreement dated March 30, 2009; a Third Addendum to Credit Agreement dated July 2, 2009; a Fourth Addendum to Credit Agreement dated October 21, 2009; a Fifth Addendum to Credit Agreement dated July 29, 2010; and a Sixth Addendum to Credit Agreement dated June 6, 2011. Borrowings under the Credit Agreement are currently evidenced by a $6,000,000.00 revolving line of credit note, dated June 6, 2011 (“Revolving Note”).

B.	As of February 15, 2012, there is owed on the Revolving Note the principal amount of Six Million Dollars ($6,000,000.00) plus accrued, unpaid interest.

C.	The Borrower has requested that the Bank extend the Line Availability Period to July 31, 2013.

D.	The Bank and the Borrower wish to amend the Credit Agreement pursuant to the terms of this Seventh Addendum.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein it is agreed:

1.	All terms not otherwise defined in this Seventh Addendum shall have the meaning given to such term in the Credit Agreement, as amended. The recital paragraphs are hereby incorporated as though fully set forth in this Seventh Addendum.

2.	Notwithstanding the execution of the Credit Agreement or any addendum thereto, or the delivery of all documents in furtherance thereof, the obligation of the Bank to make any advance on the Line and this Seventh Addendum becoming effective shall be subject to the timely satisfaction of the following conditions precedent:

a)	No event of default or event which will mature into an event of default, shall have occurred and be continuing.

b)	The representations and warranties of the Borrower contained in the Documents shall be true and correct as of the date of any advance on the Line.

c)	The Borrower shall have delivered to the Bank copies, duly certified as of the date of this Seventh Addendum by the Borrower’s secretary of (i) the resolutions of Borrower’s board of directors authorizing the execution and delivery of this Seventh Addendum and the Documents required by this Seventh Addendum, (ii) all documents evidencing other necessary Borrower action, and (iii) all approvals or consents required, if any, with respect to the Documents.

d)	The Borrower shall have delivered to the Bank a certificate of its secretary certifying the name(s) of the person(s) authorized to sign this Seventh Addendum and the Documents, and all other documents and certificates of the Borrower to be delivered hereunder, together with the true signatures of such person(s).

e)	The Borrower shall have delivered the Documents and the agreements listed below, each of which shall be in a form and content satisfactory to the Bank, executed by the parties specified therein, and all other documents, certificates, opinions and statements requested by the Bank:

i.	This Seventh Addendum; and

ii.	The Modification Agreement attached hereto as Exhibit “A”.

f)	The Bank shall have received from John Pappajohn the Consent to Seventh Addendum to Credit Agreement and Ratification of Guaranty attached hereto as Exhibit “B” (“Pappajohn Consent”).

g)	The Borrower shall have reimbursed the Bank for all expenses incurred by it in connection with this Seventh Addendum, including but not limited to, attorney’s fees.

3.	Section 1.2 (Line Availability Period) of the Credit Agreement is hereby deleted and the following new Section 1.2 is substituted in lieu thereof:

1.2	Line Availability Period. The “Line Availability Period” will mean the period of time from the Effective Date or the date on which all conditions precedent described in this Agreement have been met, whichever is earlier, through and including the earlier of July 31, 2013 (the “Line Expiration Date”).

4.	The Borrower does hereby release and forever discharge Wells Fargo Bank, National Association, Wells Fargo & Company, and their respective affiliates and their officers, directors, attorneys, agents, employees, successors and assigns from all causes of action, suits, claims and demands of every kind and character, liquidated or unliquidated, fixed, contingent, direct or indirect without limit, including any action in law or equity, which the Borrower now has or may ever have had against them, if the circumstances giving rise to such causes of action, suits, claims and demands arose prior to the date of this Seventh Addendum.

5.	Except as modified by this Seventh Addendum, all the terms and conditions of the Credit Agreement, as amended, shall remain in full force and effect.

6.	This Seventh Addendum may be executed in one or more identical counterparts, which, when executed by all parties, shall constitute one and the same agreement.

7.	The Credit Agreement, as amended, embodies the entire agreement and understanding between the Borrower and the Bank with respect to the subject matter thereof and supersedes all prior agreements and understandings among such parties with respect to the subject matters thereof.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT CONSUMER LOANS OR OTHER EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, WHETHER VERBAL OR WRITTEN, OR ACTIONS OF EITHER PARTY.

IN WITNESS WHEREOF, the parties have executed this Seventh Addendum as of the day and year first above written.

BANK:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ Rebecca Gibson
Rebecca Gibson, Vice President

BORROWER:

CANCER GENETICS, INC.

By:	/s/ Panna Sharma
Panna Sharma, President & CEO

Modification Agreement (Commercial).

Loan number 1358466271

Modification Agreement dated February 15, 2012 , by and between Cancer Genetics, Inc. (“Borrower”) and Wells Fargo Bank, National Association, (“Bank”), modifying a note dated June 6, 2011, in the original principal amount of $6,000,000.00 (“Note”). The principal balance outstanding as of the date of this Modification Agreement is $56,000,000.00.

1.	The parties hereby agree to modify the Note as follows:

EXTENSION OF MATURITY. Upon payment of accrued interest herewith of $0.00

The maturity date of the Note is hereby extended to July 31, 2013, at which time the entire balance of unpaid principal and interest shall be due and payable in full. Prior to such date, Borrower shall make payments pursuant to the terms of the Note.

2.	Except as stated above, all other terms of the Note and all related documents including but not limited to contracts, security agreements, or mortgages shall remain unchanged and in full force and effect.

IMPORTANT: READ BEFORE SIGNING THE AGREEMENT(S) ACCOMPANYING THIS NOTICE. THE TERMS OF THE AGREEMENT(S) SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THE WRITTEN CONTRACT(S) MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THE AGREEMENT(S) ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE ALSO APPLIES TO ANY OTHER CREDIT AGREEMENTS (EXCEPT CONSUMER LOANS OR OTHER EXEMPT TRANSACTIONS) NOW IN EFFECT BETWEEN YOU AND THIS LENDER.

BORROWER ACKNOWLEDGES RECEIPT OF A COPY OF THIS MODIFICATION AGREEMENT.

Bank: Wells Fargo Bank, National Association		Borrower: Cancer Genetics, Inc.

By:	/s/ Rebecca Gibson	By:	/s/ Panna Sharma
	Rebecca Gibson, Vice President		Panna Sharma, President & CEO